EXHIBIT 99


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Annual Report of the Donaldson Company Inc. Employees' Retirement Savings Plan (the "Plan") on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of Donaldson Company, Inc., the sponsor of the Plan, certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan as of the dates and for the periods expressed in the Report.

Date: June 30, 2003

                                    DONALDSON COMPANY INC. EMPLOYEES'
                                    RETIREMENT SAVINGS PLAN
                                    ADMINISTRATIVE COMMITTEE


                                    /s/ Thomas A. Windfeldt
                                    -----------------------------------------
                                    Thomas A. Windfeldt
                                    Member of Donaldson Company Inc.
                                    Employees' Retirement Savings Plan
                                    Administrative Committee and Vice president,
                                    Controller of Donaldson Company, Inc.,
                                    the Plan Sponsor

A signed original of this written statement required by Section 906, or any other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Donaldson Company, Inc. and will be retained by Donaldson Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This statement is submitted pursuant to 18 U.S.C. ss. 1350 and shall not be deemed to be filed for the purposes of section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.